                                                                    EXHIBIT 99.2

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
         PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, William T. Tolley, Senior Vice President and Chief Financial Officer, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Hubbell Incorporated, and, except as corrected or supplemented in a subsequent covered report:

            - no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            - Annual Report on Form 10-K of Hubbell Incorporated for the year ended December 31, 2001, as filed with the Commission on March 20, 2002;

            - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hubbell Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            -     any amendments to any of the foregoing.

/s/ William T. Tolley                       Subscribed and sworn to before
____________________________                me this 12th day of August, 2002
William T. Tolley
Senior Vice President and Chief             /s/ Dawn M. Rising
Financial Officer                           ___________________________
(Principal Financial Officer)               Notary Public
August 12, 2002                             My Commission Expires: Nov. 30, 2002